UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     (Date of Report (date of earliest event reported)): December 13, 2007


                          Carolina National Corporation
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       South Carolina                  000-50257              57-1101005
-----------------------------     -----------------          -------------------
(State or other jurisdiction      (Commission file           (IRS Employer
 of incorporation)                    number)                Identification No.)


                      1350 Main Street
                  Columbia, South Carolina                             29201
---------------------------------------------------------------       ----------
          (address of principal executive offices)                    (zip code)

              Registrant's telephone number, including area code  (803) 779-0411
                                                                  --------------


--------------------------------------------------------------------------------

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws,  Change in Fiscal
          Year

Effective December 13, 2007, the Company's Board of Directors amendeded Sections 1 and 3 of Article VII of the Company's Bylaws to permit the Company to issue uncertificated securities, as set forth in Rule 4350(1) of The NASDAQ Stock Market LLC, to be eligible to participate in the direct registration system. The Bylaws, as amended, are included with this report as Exhibit 3.2.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

See attached press release regarding the Company's pending merger with First National Bancshares, Inc.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.                Description

3.2                        Registrant's Bylaws, as amended

99                         Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Carolina National Corporation


Date:  December 14, 2007                    s/ Roger B. Whaley
                                           -------------------------------------
                                            Roger B. Whaley
                                            President

                           EXHIBIT INDEX

Exhibit No.                Description

3.2                        Registrant's Bylaws, as amended

99                         Press Release